BRINKER CAPITAL DESTINATIONS TRUST

(the “Trust”)

SUPPLEMENT DATED January 27, 2023,

TO THE PROSPECTUS, DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Renaming of Investment Adviser

As of December 31, 2022, Brinker Capital Investments, LLC, the investment adviser for the series of the Trust (the “Funds”), changed its name to “Orion Portfolio Solutions, LLC” in connection with an internal reorganization. With respect to the Funds, Orion Portfolio Solutions, LLC will continue to conduct business as Brinker Capital Investments. Accordingly, all references to “Brinker Capital Investments” in the Funds' Prospectus will remain as-is, but investors should note that any discussion of “Orion Portfolio Solutions” or “Brinker Capital Investments,” either in the marketplace or in other investor communications, are references to the same registered investment adviser.

Change in Portfolio Management for the Destinations Large Cap Equity Fund (the “Fund”)

Mr. Alan Mason no longer serves as a portfolio manager for the portion of the assets of the Fund managed by BlackRock Investment Management, LLC (“BIM”). Additionally, Mr. Paul Whitehead is added as a portfolio manager of the Fund’s assets managed by BIM. Accordingly, the following changes are hereby made to the Prospectus:

All references to Mr. Mason are hereby deleted from the Prospectus.

In the “Investment Adviser” section of the Prospectus, the information in the table under BlackRock Investment Management, LLC is hereby deleted and replaced with the following:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
BlackRock Investment Management, LLC
Paul Whitehead, Portfolio Manager	2022
Jennifer Hsui, CFA, Portfolio Manager	2018
Suzanne Henige, CFA, Portfolio Manager	2020
Amy Whitelaw, Portfolio Manager	2018

In the “Fund Management” section of the Prospectus, under the “Multi-Manager Strategy” heading under the “Destinations Large Cap Equity Fund” sub-heading, the paragraph relating to BIM is hereby deleted and replaced with the following:

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (“BIM”), located at 1 University Square Drive, Princeton, NJ 08540, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to BIM. Paul Whitehead has been a Managing Director of BlackRock, Inc. (“BlackRock”) since 2010 and was previously a Director of BlackRock from 2009 to 2010. Prior to joining BIM, Mr. Whitehead was a Principal at Barclays Global Investors from 2002 to 2009. Jennifer Hsui, CFA, has been a Managing Director of BlackRock since 2011 and was previously a Director at BlackRock from 2009 to 2011. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Suzanne Henige, CFA, Director and Senior Portfolio Manager, is a member of BlackRock’s ETF and Index Investments (EII) Portfolio Engineering group. She currently leads the Sub-Advised PE team which is responsible for managing US and Developed markets Mutual Funds and Sub-Advised portfolios. Ms. Henige’s service with the firm dates back to 2009. Prior to her current role, she managed portfolios in the iShares Emerging Markets and US Institutional teams. Before transitioning to the portfolio management team in 2011, she was a team lead in Client Reporting. Ms. Henige began her career as an Officer in the International Developed Fund Accounting team at State Street in 2003. Ms. Henige earned a Bachelor of Science in managerial economics and a Master of Business Administration from the University of California, Davis in 2003 and 2012, respectively. Amy Whitelaw, Managing Director, is the Head of the US & Canadian iShares Equity ETF Portfolio Engineering within BlackRock’s Index Equity team. She is responsible for overseeing the management of the Americas listed US & Canadian iShares equity funds. Ms. Whitelaw’s service with the firm dates back to 1999, including her years with BGI. At BGI, she led the Defined Contribution Portfolio Management team in Client Solutions, responsible for the management of defined contribution strategies for institutional and retail investors. Previously, Ms. Whitelaw worked in the Transition Services group as both a transition manager and strategist and was also an international equity trader on Barclays Global Investors’ trading desk. Prior to BGI, she worked in the Institutional Derivatives Sales group at Goldman Sachs.

Change in Portfolio Management for the Destinations International Equity Fund (the “Fund”)

Causeway Capital Management, LLC (“Causeway”) has been appointed to serve as a sub-adviser to the Fund. Accordingly, the following changes are hereby made to the Prospectus:

In the “Investment adviser” section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Causeway Capital Management, LLC
Arjun Jayaraman, PhD, CFA, Portfolio Manager	2023
MacDuff Kuhnert, CFA, Portfolio Manager	2023
Joe Gubler, CFA, Portfolio Manager	2023
Ryan Myers, Portfolio Manager	2023

In addition, in the “Fund Management” section of the Prospectus, under “The Multi-Manager Strategy” heading, under the sub-heading titled “Destinations International Equity Fund,” the following text is hereby added in the appropriate alphabetical order thereof:

Causeway Capital Management, LLC: Causeway Capital Management, LLC (“Causeway”), located at 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025, serves as a sub-adviser to the Destinations International Equity Fund. Causeway is organized as a Delaware limited liability company headquartered in Los Angeles, California, conducting its portfolio management, research, trading, operations, client service, business development, marketing production, investment technology, finance, legal, risk, and compliance functions from that location. Causeway is wholly-owned by its parent holding company, Causeway Capital Holdings LLC. The following team of portfolio managers manage the portfolio of the Destinations International Equity Fund’s asset allocated to Causeway: Arjun Jayaraman, PhD, CFA, MacDuff Kuhnert, CFA, Joe Gubler, CFA and Ryan Myers. Mr. Jayaraman is head of the quantitative research group at Causeway. He has been a portfolio manager at Causeway since January 2006. Prior to joining Causeway, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management and prior to that a portfolio manager for Putnam Investments. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business) and is a CFA charterholder. Mr. Kuhnert, is a director of Causeway and performs quantitative research. He joined Causeway in July 2001. Prior to joining Causeway, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder. Mr. Gubler is a director of Causeway and performs quantitative research. He joined Causeway in April 2005. Prior to joining Causeway, Mr. Gubler worked as the Director of Engineering for the MonsterTRAK division of Monster.com. Previously, Mr. Gubler developed database-enabled web applications for a wide range of companies. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. He is a CFA charterholder. Mr. Myers is a Director of Causeway and performs quantitative research.  He joined Causeway in June 2013.  Prior to joining Causeway, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities.  Previously, Mr. Myers worked as an analyst at Canyon and as an associate for Oaktree Capital Management in the distressed opportunities group.  Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs.  Mr. Myers earned a BA, magna cum laude, in economics from Harvard University and an MBA from the Stanford Graduate School of Business.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED JANUARY 27, 2023,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Renaming of Investment Adviser

As of December 31, 2022, Brinker Capital Investments, LLC, the investment adviser for the series of the Trust (the “Funds”),changed its name to “Orion Portfolio Solutions, LLC” in connection with an internal reorganization. With respect to the Funds, Orion Portfolio Solutions, LLC will continue to conduct business as Brinker Capital Investments. Accordingly, all references to “Brinker Capital Investments” in the Funds' SAI will remain as-is, but investors should note that any discussion of “Orion Portfolio Solutions” or “Brinker Capital Investments,” either in the marketplace or in other investor communications, are references to the same registered investment adviser.

Change in Portfolio Management for the Destinations International Equity Fund (the “Fund”)

Causeway Capital Management, LLC (“Causeway”) has been appointed to serve as a sub-adviser to the Fund. Accordingly, the following changes are hereby made to the SAI:

In the “Portfolio Manager Disclosure” section, under the heading titled “Portfolio Managers” heading, the following text is hereby added in the appropriate alphabetical order thereof:

Causeway Capital Management, LLC

Causeway Capital Management, LLC (“Causeway”) serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. Causeway is a Delaware limited liability company wholly-owned by Causeway Capital Holdings LLC. Causeway is headquartered in Los Angeles, California, conducting its portfolio management, research, trading, operations, client service, business development, marketing production, investment technology, finance, legal, risk, and compliance functions from that location. As of December 31, 2022, Causeway had approximately $38.7 billion in assets under management.

Compensation. OPS  pays Causeway a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between Causeway and OPS.

Messrs. Gubler, Jayaraman, Kuhnert, and Myers receive salaries and may receive incentive compensation (including potential cash awards of growth units, or awards of equity units).  Portfolio managers also receive, directly or through estate planning vehicles, distributions of Causeway’s profit based on their minority ownership interests in Causeway’s parent company.  Causeway’s Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to the approval of the holding company’s Board of Managers, may award equity units.  Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Sleeve or any single client account managed by Causeway but take into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results.  For portfolio managers of the Destinations International Equity Fund, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector.  Causeway takes into account both quantitative and qualitative factors in determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

Ownership of Fund Shares. As of December 31, 2022, Causeway’s portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.

Other Accounts. As of December 31, 2022, in addition to the Destinations International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets (in billions)	Accounts	Assets (in billions)	Accounts		Assets (in billions)
Joe Gubler	8	$2.75	8	$.504	11		$2.78
	0	$0	0	$0	1	*	$.502
Arjun Jayaraman	7	$2.75	8	$.504	15		$2.78
	0	$0	0	$0	1	*	$.502
MacDuff Kuhnert	7	$2.75	8	$.504	16		$2.78
	0	$0	0	$0	1	*	$.502
Ryan Myers	7	$2.75	8	$.504	10		$2.78
	0	$0	0	$0	1	*	$.502

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers who manage the Destinations International Equity Fund also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft- Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, SMA programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Destinations International Equity Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Destinations International Equity Fund or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more of the funds sponsored and managed by Causeway or similarly-managed collective investment trusts.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE